SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2017

TACTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Unit 1104, 11/F, Crawford House 70 Queen's Road Central, Central, Hong Kong +8522165-4710

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

2108 Santolan St. San Antonio Village,

Makati City, Philippines

Tel: (702) 478-2122

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating the Company. This Current Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Current Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements. Forward-looking statements in this Report reflect the good-faith judgment of our management and those statements are based on facts and factors as currently know by our management.

Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 23, 2017, Tactical Services, Inc., a Nevada corporation (the “Company” or “TACC”) entered into an Asset Acquisition Agreement (the “Agreement”) with Thomas Li, an individual and Nathan Xian, an individual (collectively Mr. Li and Mr. Xian are refereed to hereinafter as the “Inventors”). TACC purchased those assets owned by Inventors relating to Inventor’s development, sales, marketing and distribution of Unmanned Ariel Vehicles (“UAV” or “Drones”) including but not limited to patents, trademarks, know-how, trade secrets, supply lists and other assets and intellectual property of any kind, relating directly or indirectly to the manufacturing, sales and distribution of the Drones (the “Acquired Assets”); (any right, title or interest in the foregoing as the same relates to the Drone technology currently owned by Inventors shall be referred to hereinafter as the “Business”). TACC acquired one hundred percent (100%) of the Acquired Assets in exchange for the issuance of an aggregate of 60,000,000 restricted shares of the Company’s common stock (“TACC Shares”) to the Inventors (the “Purchase Price”). The Purchase Price immediately following the Closing of the transaction contemplated hereby represents ownership of TACC by the Inventors of approximately 73.00% on a fully-diluted basis. The Agreement contains customary representations and warranties. As of the date hereof, the closing conditions have been satisfied and the parties consider the Agreement closed (the “Closing Date”).

Further, the Agreement contains a post-closing condition such that the Company’s majority shareholder shall, within 5 days of the Closing Date of the Agreement, cause the cancellation of 50,000,000 shares of its restricted common stock currently beneficially owned by him and such stock shall be returned to the Company’s treasury.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 2.01COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Agreement is incorporated by reference into this Item 2.01. We have included the information that would be required if the registrant were filing a general form for registration of securities on Form 10, including a complete description of the business and operations of TACC such information can be found under Item 5.06 of this Current Report.

ITEM 3.02UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 and 2.01 of this Report on Form 8-K related to the aforementioned Agreement is incorporated by reference into this Item 3.02. The Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share issuance to the Inventors was a private transaction by the Company and did not involve any public offering.

Exemption from Registration. The shares of common stock to be issued, pursuant to the Agreement, shall be issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States. We relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

ITEM 5.01CHANGES IN CONTROL OF REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 5.01.

Immediately prior to the Closing Date of the Share Exchange, the total number of issued and outstanding shares of the Company’s Common Stock was 76,000,000. Concurrently with the Closing of the Share Exchange Agreement, and as a condition thereof, the Company’s current majority shareholder cancelled 50,000,000 shares of the Company’s Common Stock beneficially owned by him and such shares were returned to the Company’s treasury.

Accordingly, immediately after the Closing, and upon the issuance of the TACC Shares, the Company has a total of 82,000,000 shares of common stock issued and outstanding, after giving effect to the issuances and cancellation of the Company’s Common Stock pursuant to the terms and conditions of the Agreement. As of the Closing, the Inventors are the beneficial owner of approximately 73.00% of the issued and outstanding shares of the Company’s Common Stock, and therefor gained control of the Company. The Board of Directors and management, after the Agreement, shall be comprised of the Inventors.

As a result of the Agreement, the following changes to the Company’s directors and officers have occurred:

•As of October 23, 2017, Francisco Ariel Acosta resigned from all positions with the Company, including but not limited to those of President, Chief Executive Officer, Secretary and Director.

•As of October 23, 20017, Thomas Li was appointed a member of the Company’s Board of Directors and as the Company’s President, Chief Executive Officer.

•As of October 23, 20017, Nathan Xian was appointed a member of the Company’s Board of Directors and Chief Financial Officer and Secretary.

Mr. Thomas Li – Thomas is a graduate of Tsinghua University, one of the top-rated engineering universities in Asia. He specialized in structural engineering and performance engineering. Since 2012, Mr. Li has been focused on the development of proprietary technology relating to Unmanned Ariel Vehicles. He has been the co-inventor of all assets acquired pursuant to the Asset Acquisition Agreement. the Since graduating, Thomas has focused on the aeronautical industry primarily in the area of flight efficiencies. Thomas holds three awards (two from China and one from Singapore) related to performance metrics of flight.

Mr. Nathan Xian - Nathan is a graduate of Tsinghua University, one of the top-rated engineering universities in Asia. He specialized in structural engineering and fluid dynamics. Since graduating, Nathan has consulted with several companies on fluid flow dynamics, which has allowed him to easily transition to air flow concepts for Tactical Services. Since 2012, Mr. Li has been focused on the development of proprietary technology relating to Unmanned Ariel Vehicles.

ITEM 5.06CHANGE IN SHELL COMPANY STATUS

As a result of closing the Asset Acquisition Agreement, the Company is no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we completed an Asset Acquisition Agreement with Mr. Li and Mr. Xian. Item 2.01(f) and 5.01(a)(8) of Form 8-K states that if the registrant was a shell company, as we were, immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act.

The financial information included in the Company’s Form 10-K for the year ended April 30, 2017, as filed with the SEC on September 28, 2017, and the Company’s Form 10-Q/A for the period ended July 31, 2017, as filed with the SEC on October 18, 2017 is hereby incorporated by this reference.

FORM 10 DISCLOSURE

ITEM 1. BUSINESS

Our Corporate History and Background

On April 17, 2012, Mr. Vagner Gomes Tome, our former president and sole director, incorporated the Company in the State of Nevada under the name Line Up Advertisement, Inc. On May 23, 2013, the Company accepted the resignation of Vagner Gomes Tome as the sole director and officer of the Company and accepted the appointment of Joelyn Alcantara to serve in his stead. Thereafter, on April 25, 2017, Ms. Joelyn Alcantara resigned from all positions with the Company, including those of President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Sole-Director. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 25, 2017, Mr. Francisco Ariel Acosta was appointed as the sole member of the Company’s Board of Directors and as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary.

We intended to provide streaming televised advertisements for our customers lining up on the outside of the nightclubs. The idea was to showcase that particular nightclub’s scene, special events, deals on drink specials and advertisements from local businesses and other companies. We planned on providing the TV at no cost to the club and generate revenue through the sale of advertisements from local restaurants, cigarette companies, alcohol companies, clothing companies and for sports and entertainment events.

On December 13, 2013, Vagner Gomes Tome surrendered for cancellation 7,000,000 shares of common stock of the Company. On March 10, 2014, Ms. Alcantara, our former sole-officer and director, acquired the remaining 500,000 shares of common stock of the Company formerly owned by Vagner Gomes Tome, the former sole-officer and director, for a purchase price of $0.05 per share. Ms. Alcantara is still the holder of 65.7% of the issued and outstanding shares of common stock of the Company and is the majority shareholder of the Company.

On October 23, 2017, Tactical Services, Inc., a Nevada corporation (the “Company” or “TACC”) entered into an Asset Acquisition Agreement (the “Agreement”) with Thomas Li, an individual and Nathan Xian, an individual (collectively Mr. Li and Mr. Xian are refereed to hereinafter as the “Inventors”). TACC purchased those assets owned by Inventors relating to Inventor’s development, sales, marketing and distribution of Unmanned Ariel Vehicles (“UAV” or “Drones”) including but not limited to patents, trademarks, know-how, trade secrets, supply lists and other assets and intellectual property of any kind, relating directly or indirectly to the manufacturing, sales and distribution of the Drones (the “Acquired Assets”); (any right, title or interest in the foregoing as the same relates to the Drone technology currently owned by Inventors shall be referred to hereinafter as the “Business”). TACC acquired one hundred percent (100%) of the Acquired Assets in exchange for the issuance of an aggregate of 60,000,000 restricted shares of the Company’s common stock (“TACC Shares”) to the Inventors (the “Purchase Price”).

On October 4, 2017, the Company changed its name from Line Up Advertisement, Inc. to Tactical Services, Inc. to reflect the new business direction of the Company.

Tactical Services, Inc.

Tactical Services, Inc., specializes in medium-sized, extended-duration unarmed aerial vehicles (UAVs) for surveillance, electronic information gathering, radio relaying, and target detection. Tactical Services fills a current gap in the UAV market between expensive, high-operating-cost drones with weapon and surveillance capabilities and small, short-range "copter-style" or hand-launched surveillance drones with very short flight times. The Tactical Services lineup of fixed-wing UAVs is purpose-built for surveillance, monitoring, and radio relaying—combining easy deployment with cost-effectiveness, due to the standardized modules across all models. Long flight times allow the company's UAVs to loiter over a specific target or region for up to several days, while relaying chosen information/imagery to a remote ground station via LTE/3G, long-range RF, or modules that enable communicating with the UAVs via the Iridium satellite network when LTE/3G or RF are not an option.

Tactical Services UAVs also offer significant flexibility, providing a base flight format and mission-specific hot-swap modules that provide capabilities including high-resolution video/photos, infrared video/photo, radio relay, directional-listening equipment, cellular interception, laser targeting, sonar, radar, RF jamming, and weather analysis. In addition, little training is required for operation, with the exception of the largest U900 (10–12 hours of instruction). The UAVs are operated by manual joystick controls, using a tablet device connected to a handheld RF receiver. Redundant base stations allow two operators, with only one controlling the UAV at any given time.

U300

Tactical’s smallest UAV has a wingspan of 2.96 meters and an optimal flight altitude of 3,000 feet, and is designed for primary missions of visual surveillance, radio operations, and laser targeting. The U300 is intuitive to assemble and deploy with multiple mission-control methods possible after minimal training.

Wingspan: 2.96 meters

Optimal flight altitude: 3,000 feet

Flight time: ~20 hours

CLICK FOR FULL SPECIFICATIONS

U500

Tactical’s medium UAV has a wingspan of 5.15 meters and an optimal flight altitude of 5,000 feet, and is designed for primary missions of visual surveillance, radio operations, laser targeting, and weather analysis. It is designed for intuitive assembly and flight management, with operator training under 2 hours.

Wingspan: 5.15 meters

Optimal flight altitude: 5,000 feet

Flight time: ~27 hours (extendable to 33 hours)

CLICK FOR FULL SPECIFICATIONS

U700

Tactical’s medium UAV has a wingspan of 7.0 meters and an optimal flight altitude of 5,000 feet, and is designed for primary missions of visual surveillance, radio operations, laser targeting, weather analysis, and underwater detection. The unit is designed for intuitive assembly and flight management, and operator training is under two hours.

Wingspan: 7.0 meters

Optimal flight altitude: 5,000 feet

Flight time: ~43 hours (extendable to 47 hours)

CLICK FOR FULL SPECIFICATIONS

U900

Tactical’s large UAV has a wingspan of 9.25 meters and an optimal flight altitude of 10000, and is designed for multiple primary missions of visual surveillance, radio operations, laser targeting, weather analysis, and underwater detection. It is designed for intuitive assembly and flight management, and operator training is approximately 15 hours.

Wingspan: 9.25 meters

Optimal flight altitude: 10,000 feet

Flight time: ~51 hours (extendable to 58 hours)

CLICK FOR FULL SPECIFICATIONS

Our UAVs

	U300	U500	U700	U900
Typical Flight Time	19 hours	27 hours	43 hours	~51 hours
Fuel Type	AVGAS	AVGAS	AVGAS	AVGAS
Auto Start/Stop Engine		•	•	•
Auto Feather Prop		•	•	•
Auto-Launch Capable			•	•
Paired Mode		•	•	•
# Carbon Fuel Bladders	1	2	2	4
Onboard SSD Option		•	• x2	• x3
# of Simultaneous Modules	1	1	2	3
# of Simultaneous Mini-Modules	1	2	2	3
Optimal Cruise Altitude (feet)	3000	5000	5000	10000
Ceiling (feet)	8000	8000	8000	14000
Cruise Speed (knots)	28	28	41	~68
Weather Module Capable		•	•	•
Sonar Module Capable			•	•
Satellite Mini-Module Capable			•	•
Emergency Parachute Capable				•
Redundant Base Station Capable		•	•	•

Our Tech Advantage

Flexibility and long flight times are some of the key benefits of Tactical Services UAVs. Here's a brief look at the technology that goes into the company's unique designs:

High-performance hybrid engines

•The D100, A100, and E100 hybrid engines have been optimized to run on AVGAS. In addition, they feature auto-off capabilities when lift is not required as calculated by the internal computer systems.

Fuel systems

•Custom-designed carbon-fiber fuel bladders allow for significant weight reduction, aid in fuel delivery during altitude pressure changes, and guarantee unadulterated fuel delivery to the UAV engines. Fuel delivery is electric-pump based to maintain positive flow rate.

Flight management system (FMS)

•The onboard FMS calculates optimal flight patterns based on mission parameters, and can have a mission sent to it to follow or take direct instructions from the base station operator. Mission parameters are sent to the FMS from a browser-based system (based on Google Earth). The FMS also contains systems for the UAV to maintain flight, avoid stalls, start/stop engine, and auto return to home based on fuel or loss of communications. The FMS and starter are powered by dual-redundant, high-power lithium-ion batteries.

Hot-swap bays

•Each UAV has a hot-swap bay in its nacelle, allowing the operator to insert the mission-specific electronics, such as photo/video, sonar, radio jamming, or other. A second, smaller bay accepts various communication modules, including long-range WiFi, LTE/3G, satellite, or a combination thereof. This system "future proofs" each UAV: As newer modules are introduced over time, there is no need to swap out the UAV—just acquire the new module.

Redundant coverage

•When two or more of Tactical Services UAVs are paired with one another, they form a redundant coverage network for a given mission. While one UAV is on mission and due to return home, a paired UAV can be launched that will automatically take up the continuation of the mission without missing any data. All paired UAVs will write to the same databases and video/photo storage networks. If running

Market

Our market is every military, border control and government agency, globally. Our entry level unit, the U300, is suited to local police force and localized border protection, while our largest unit, the U900 is designed for higher altitude, cross border, highly dedicated missions.

Problem Worth Solving

Currently there is a significant deficiency in the military, border control and search & rescue UAV market. UAV’s are currently delivered in two main formats; large, expensive, high operating cost UAV’s centered around weaponization and surveillance with relatively short flight times (2 – 18 hours) and; small, expensive, short range UAV’s centered around surveillance with very short flight times (20 min – 2 hours).

Our solution

Tactical Solutions has researched, designed and built a family of fixed wing UAV’s that focus on surveillance, monitoring and radio relaying. Specifically, these are designed around the military and border control markets. Our UAV’s are unique in that they are cost effective, easy to deploy and have long flight times. The flight times allow our UAV’s to loiter over a specific target or region for up to several days, while relaying chosen information/imagery to a remote ground station via satellite, LTE/3G or long-range RF. Each UAV is acquired in a base flight format, not mission specific. Hot-swap modules are inserted in the nacelle to create a mission specific UAV; high-resolution video/photos, infrared video/photo, radio relay, directional listening equipment, cellular interception, laser targeting, sonar, radar, RF jamming, weather analysis.

Target Market

The Company is targeting three distinct markets:

1) all divisions of military; army, navy, marine, air force;

2) border control; and,

3) search & rescue

Competition

Current alternatives

Our competition is not direct, but rather surrounds out niche. Our UAV’s are not weapon capable so they do not compete with much larger UAV’s and do not command high operating budgets and large contingents of operating personnel. On the other end of the scale, our UAV’s are meant for longer missions so we are not in the same category as ‘copter’ style UAV’s nor hand launch fixed wing aircraft.

Our Advantages

Our key advantages are:

1) very high endurance UAV's with current flight times approaching 50 hours non-stop;

2) quick and cost-effective deployment; under 30 minutes with 2 persons;

3) easy to ship; complete system can travel as commercial baggage on most airlines; and,

4) paired UAV's read/write to same databases to allow for 24/7 non-stop missions.

Marketing & Sales

Marketing Plan

The Company's UAV's will be marketing directly to governmental agencies and search & rescue groups. Our team attends international conferences and conventions where we have been developing contacts and relationships. Specifically, our team will be attending:

•Pacific 2017, Sydney

•Defense & Security 2017, Bangkok

•Dubai Airshow, Dubai

•Gulf Defense & Aerospace, Kuwait

•Maritime Reconnaissance and Surveillance Technology, Rome

•Mobile Deployable Communications 2018, Warsaw

•Border Security 2018, Rome

Sales Plan

Sales will be conducted via two methods.

1) UAV's demonstrated on the target government's 'home soil'

2) invited governments and entities to one of our proving grounds near Guangzhou, China and Tillamook, Oregon

ITEM 1A.RISK FACTORS

You should carefully consider each of the risks and uncertainties described below and elsewhere in this Current Report on Form 8-K, as well as any amendments or updates reflected in subsequent filings with the SEC. We believe these risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results and could materially and adversely affect our business operations, results of operations, financial condition and liquidity. Further, additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our results and business operations.

Risks Associated with Our Business

RISKS RELATING TO OUR BUSINESS AND OUR INDUSTRY

We have an extremely limited operating history

We are currently in the business development stage, and have just started to commence commercial sales of our products. There is no historical basis to make judgments on the capabilities associated with our enterprise, management and/or employee’s ability to produce a product leading to a profitable company.

Potential product liabilities may harm our operating results

As a manufacturer of a UAV product, and with aircrafts and aviation sector companies being scrutinized heavily, we may be subject to FAA mandates and/or regulations, which could result in potential law suits. Defects in our product may lead to life, health and property risks. Currently, the unmanned aerial systems industry lacks a formative insurance market. It is possible that our operations could be adversely affected by the costs and disruptions of responding to such liabilities even if insurance against liabilities is available.

If our proposed marketing efforts are unsuccessful we may not earn enough revenue to become profitable

Our success will depend on investment in marketing resources and the successful implementation of our marketing plan. Our marketing plan may include attendance at trade shows and making private demonstrations, advertising and promotional materials and advertising campaigns in print and/or broadcast media. We cannot give any assurance that our marketing efforts will be successful. If they are not, revenue may not be sufficient to cover our fixed costs and we may not become profitable.

We may be unable to respond to rapid technology changes and innovative products

In a constantly changing and innovative technology market with frequent new product introductions, enhancement and modifications, we may be forced to implement and develop new technologies into our products for anticipation of changing customer requirements that may significantly impact costs in order to retain or enhance our competitive position in existing and new markets.

Future acquisitions may be unsuccessful and may negatively affect operations and financial condition

The integration of businesses, personnel, product lines and technologies can be difficult, time consuming and subject to significant risks. Any difficulties could disrupt our ongoing business, distract our management and employees, increase our expenses and decrease our revenue.

Our products may suffer defects

Products may suffer defects that may lead to substantial product liability, damage or warranty claims. Given our complex platforms and systems within our product, errors and defects may be related to flight and/or communications. Such an event could result in significant expenses arising from product liability and warranty claims, and reduce sales, which could have a material adverse effect on business, financial condition and results of operations.

Our products are subject to FAA regulations

We are aware that the FAA has not passed any regulations to date to allow unmanned aerial systems operations for commercial usage and profit without a certification under Section 333 of the FAA Modernization and Reform Act of 2012 (the “FMRA”). This could affect sales and revenue given that our customers would probably not have permission under a Section 333 exemption to operate any UAVs for their business practice. If the consumers are unable to obtain a FAA Section 333 exemption or withstand the application process, this may negatively affect commercial usage of our UAVs, which will adversely disrupt UAS operations and overall sales.

Risks Relating to Ownership of Our Securities

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the OTCMarkets quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

•variations in our operating results;

•changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

•changes in operating and stock price performance of other companies in our industry;

•additions or departures of key personnel; and

•future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained. Although the trading price of our common shares increased significantly recently, it has historically been sporadically or “thinly-traded” meaning that the number of persons interested in purchasing our common shares at or near bid prices at certain given time may be relatively small or non-existent.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume. Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends to our common shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings after paying the interest for the preferred stock, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

Volatility in our common share price may subject us to securities litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The elimination of monetary liability against our directors, officers and employees under Nevada law and the existence of indemnification rights of our directors, officers and employees may result in substantial expenditures by our company and may discourage lawsuits against our directors, officers and employees.

Our Articles of Incorporation contains a specific provision that eliminates the liability of our directors and officers for monetary damages to our company and shareholders. Further, we are prepared to give such indemnification to our directors and officers to the extent provided for by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

ITEM 2. FINACIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS

This discussion summarizes the significant factors affecting the operating results, financial condition, liquidity and cash flows of the Company for the fiscal year ended April 30, 2017. The discussion and analysis that follows should be read together with our consolidated financial statements and the notes to the consolidated financial statements included elsewhere in this Annual Report on Form 10-K. Except for historical information, the matters discussed in this section are forward looking statements that involve risks and uncertainties and are based upon judgments concerning various factors that are beyond the Company’s control. Consequently, and because forward-looking statements are inherently subject to risks and uncertainties, the actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in this report.

Results of Operations

Revenues

During the fiscal years ended April 30, 2017 and 2016, we did not generate any revenues.

Expenses

Years ended April 30, 2017 and 2016

During the year ended April 30, 2017, we incurred operating expenses of $27,291 compared to $30,588 during the year ended April 30, 2016. Overall, we had limited operations as we are still a development stage company. Our expenditures are comprised mainly of professional fees relating to accounting, audit, and legal services that are required for our SEC filing requirements. In addition to professional fees, we incurred $3,178 of office and general administrative fees during fiscal 2017 compared to $3,926 of office and general administrative fees during fiscal 2016.

Net Loss

We incurred a net loss of $27,291, or $0.04 loss per share, during the year ended April 30, 2017 compared to a net loss of $30,588 and a net loss per share of $0.04 for the year ended April 30, 2016.

Liquidity and Capital Resources

As at April 30, 2017 and 2016, we had no cash balance or assets in our company.

At April 30, 2017, we had total liabilities of $119,967 compared to total liabilities of $92,676 at April 30, 2016. The increase in our total liabilities is due to the fact that we had no cash from operating or investing activities, and the costs incurred for our day-to-day operations have been funded by our management. Overall, our amounts due to our former President and Director are $101,697 at April 30, 2017 compared to $82,318 at April 30, 2016 and the amounts due are unsecured, non-interest bearing, and due on demand. Our accounts payable increased from $10,358 at April 30, 2016 to $18,270 at April 30, 2017 due to the lack of sufficient cash flow in our company to pay outstanding expenditures as they are incurred and become due.

Cash Flows

Cash from Operating Activities

During the years ended April 30, 2017 and 2016, the Company had $nil in cash expenditures for operating activities as the majority of the expenditures incurred were paid on behalf of the company by our former President and Director. During the year ended April 30, 2017, our President and Director paid $19,379 in expenses on behalf of the company compared to $25,900 during the year ended April 30, 2016. The majority of the expenditures relate to office and general administrative costs and professional fees incurred to our auditor, accountant, and lawyers for our SEC filing requirements.

Cash from Investing Activities

During the years ended April 30, 2017 and 2016, we did not have any investing activities.

Cash from Financing Activities

During the years ended April 30, 2017 and 2016, we did not have any financing activities.

Trends

We are in the pre-development stage, have not generated any revenue and have no prospects of generating any revenue in the foreseeable future. We are unaware of any known trends, events or uncertainties that have had, or are reasonably likely to have, a material impact on our business or income, either in the long term of short term.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to our stockholders.

Inflation

The effect of inflation on our revenues and operating results has not been significant.

Critical Accounting Policies

Our financial statements are presented in United States dollars and are prepared using the accrual method of accounting which conforms to US GAAP.

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. This election allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

Going Concern

The Company’s financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has generated no revenues to date, has a working capital deficit of $119,967, and has an accumulated deficit of $147,382. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability to raise equity or debt financing, and the attainment of profitable operations from the Company's future business. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods presented. We are required to make judgments and estimates about the effect of matters that are inherently uncertain. Although, we believe our judgments and estimates are appropriate, actual future results may be different; if different assumptions or conditions were to prevail, the results could be materially different from our reported results.

Income Taxes

The Company follows the liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Recent Accounting Pronouncements

We review new accounting standards as issued. Although some of these accounting standards issued or effective after the end of our previous fiscal year may be applicable to us, we have not identified any standards that we believe merit further discussion. We believe that none of the new standards will have a significant impact on our financial position, future operations or cash flows.

ITEM 3.PROPERTIES

We own no real property. We currently lease office space located at Unit 1104, 11/F, Crawford House
70 Queen's Road Central, Central, Hong Kong. We believe this space will fit our current needs for the immediate future.

ITEM 4.SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of the date of this Current Report by: (i) each of our directors; (ii) each of our executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our issued and outstanding shares of common stock. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

As of October 23, 2017, there are 82,000,000 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Shares Held	Percent of Class[1,2]
Thomas Li Unit 1104, 11/F, Crawford House 70 Queen's Road Central Central, Hong Kong	Common	30,000,000	36.58%
Nathan Xian Unit 1104, 11/F, Crawford House 70 Queen's Road Central Central, Hong Kong	Common	30,000,000	36.58%
TOTAL		60,000,000	73.16%

1 The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The entities or persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

2.The table presumes the cancellation of 50,000,000 shares pursuant to the terms and conditions of the Asset Acquisition Agreement.

ITEM 5.DIRECTORS AND EXECUTIVE OFFICERS

Identification of Executive Officers and Directors of the Company

Name and Address of Beneficial Owner Directors and Officers:	AGE	Class	Shares Held or Controlled1,	Percentage of Class[2]
Thomas Li3 Unit 1104, 11/F Crawford House 70 Queen's Road Central Central, Hong Kong	30	Common	30,000,000	36.58%
Nathan Xian[4] Unit 1104, 11/F Crawford House 70 Queen's Road Central Central, Hong Kong	30	Common	30,000,000	36.58%
All executive officers and directors as a group		Common	60,000,000	73.16%

1.The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The entities or persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

2.The table presumes the cancellation of 50,000,000 shares pursuant to the terms and conditions of the Share Exchange Agreement.

3.On October 23, 2017, Thomas Li was appointed as the Company’s Chief Executive Officer, President, and as a Member of the Company’s Board of Directors.

4.On October 23, 2017, Nathan Xian was appointed as the Chief Financial Officer, Secretary and as a Member of the Company’s Board of Directors.

Term of Office

Each director of the Company serves for a term of one year and until his successor is elected and qualified at the next Annual Shareholders’ Meeting, or until his death, resignation or removal. Each officer of the Company serves for a term of one year and until his successor is elected and qualified at a meeting of the Board of Directors.

Significant Employees

None.

Family Relationships

There are no family relationships among the Company’s officers, directors or persons nominated for such positions.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.Engaging in any type of business practice; or

iii.Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.Any Federal or State securities or commodities law or regulation; or

ii.Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

The Company has not adopted any formal Code of Ethics.

Committees of the Board of Directors

The Company does not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are undertaken by our Board of Directors

Audit Committee

The Company has not established a separately designated standing audit committee. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors. The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

ITEM 6.EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE[1]
Name and Principal Position	Fiscal Year	Salary ($)	All Other Compensation ($)[2]	Total ($)
Thomas Li President, CEO, & Director	2017	NIL	NIL	NIL
	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL
Nathan Xian CFO, Secretary, & Director	2017	NIL	NIL	NIL
	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL
Francisco Ariel Acosta President, CEO, CFO, Secretary & Director	2017	NIL	NIL	NIL
	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL

•We have omitted certain columns in the summary compensation table pursuant to Item 402(a)(5) of Regulation S-K as no compensation was awarded to, earned by, or paid to any of the executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

•The “All Other Compensation” column is used to disclose the aggregate amount of all compensation that the company could not properly report in any other column of the Summary Compensation Table (with a limited exceptions).

Option Grants

We have not granted any options or stock appreciation rights to our named executive officers or directors since inception. We do not have any stock option plans.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the board of directors or a committee performing similar functions. The board of directors as a whole participates in the consideration of executive officer and director compensation.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

ITEM 7.CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

Other than disclosed in herein. None of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past two fiscal years, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•Disclosing such transactions in reports where required;

•Disclosing in any and all filings with the SEC, where required;

•Obtaining disinterested directors consent; and

•Obtaining shareholder consent where required.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of the Company’s Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee or any other individual having a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we have no independent directors.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 8. LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against the Company, nor is the Company involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which directors, officers or any affiliates, or any registered or beneficial shareholders, of the Company is an adverse party or has a material interest adverse to the interests of the Company.

ITEM 9.MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Dividends

We have never declared or paid any cash dividends on our common stock nor do we intend to do so in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of our board of directors and will depend upon our financial condition, operating results, capital requirements, any applicable contractual restrictions and such other factors as our board of directors deems relevant.

Re-Purchase of Equity Securities

None.

Securities Authorized for Issuance under Equity Compensation Plan

None.

ITEM 10.RECENT SALES OF UNREGISTERED SECURITIES

None.

ITEM 11.DESCRIPTION OF THE REGISTRANT’S SECURITIES

Common Stock

The aggregate number of shares which this Company has the authority to issue is three hundred seventy-five million (375,000,000) shares, consisting of (a) three hundred million (300,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) seventy-five million (75,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Common Stock

Each share of Common Stock shall have, for all purposes, one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Company as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Company legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

Voting Rights

Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, all rights to vote and all voting power shall be vested in the holders of common stock. Each share of common stock shall entitle the holder thereof to one vote.

No Cumulative Voting

Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, cumulative voting by any shareholder is expressly denied.

Rights upon Liquidation, Dissolution or Winding-Up of the Company

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the common stock.

We refer you to our Articles of Incorporation, any amendments thereto, Bylaws, and the applicable provisions of the Nevada Revised Statutes for a more complete description of the rights and liabilities of holders of our securities.

ITEM 12.INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of our company will be personally liable to our company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the unlawful payment of dividends. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling our company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we may have in our contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc.

ITEM 13.FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 13.

ITEM 14.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 15.FINANCIAL STATEMENTS AND EXHIBITS

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 15.

END OF FORM 10 DISCLOSURE

ITEM 8.01OTHER INFORMATION

None.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Exhibits

Exhibit
Number	Description of Exhibit	Filing
3.01	Articles of Incorporation	Filed with the SEC on Form S-1 filed on July 06, 2012.
3.01(a)	Amendment to Articles of Incorporation	Filed with the SEC on Form 8-K filed on November 11, 2013.
3.01(a)	Amendment to Articles of Incorporation	Filed herewith.
3.02	Bylaws	Filed with the SEC on Form S-1 filed on July 06, 2012.
10.01	Asset Acquisition Agreement	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TACTICAL SERVICES, INC.

Dated: October 23, 2017/s/ Thomas Li

By: Thomas Li

Its: Chief Executive Officer